EXHIBIT 32.1

                            SECTION 906 CERTIFICATION



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                                  Exhibit 32.1



                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying annual report on Form 10-Q of International Paintball Association, Inc. for the quarter ended March 31, 2010, I, Brenda D. Webb, Chief Executive Officer and President, Chief Financial Officer, Principal Executive Officer and Principal Financial Officer of International Paintball Association, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     a) such quarterly report on Form 10-Q of International Paintball Association, Inc. for the quarter ended March 31, 2010, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     b) the information contained in such quarterly report on Form 10-Q of International Paintball Association, Inc. for the quarter ended March 31, 2010, fairly presents, in all material respects, the financial condition and results of operations of International Paintball Association, Inc.


Date:  June 15, 2010

                                   /s/ Brenda D. Webb
                                   ------------------
                                       Brenda D. Webb,
                                       Chief Executive Officer and President,
                                       Chief Financial Officer (Principal
                                       Executive Officer and Principal Financial
                                       Officer)




This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.